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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   August 2, 2001
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                            STARDRIVE SOLUTIONS INC.
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             (Exact name of registrant as specified in its charter)






          WASHINGTON                 001-15633                 91-1568830
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(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)              File Number)            Identification No.)


28270 Roadside Drive, Suite 301, Agoura Hills, California          91301
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        (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code    (818) 879-0000
                                                      --------------------------





          Sunhawk.com Corporation, 223 Taylor Avenue North, Suite 200,
                           Seattle, Washington 98109
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          (Former name or former address, if changed since last report)



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ITEM 2   ACQUISITION OR DISPOSITION OF ASSETS

     (a)(1) On May 16, 2001, Stardrive Solutions Inc., formerly Sunhawk.com Corporation ("Stardrive" or the "Registrant"), A.N.N. Automation, Inc. ("ANN") and the shareholders of ANN ("ANN Shareholders") entered into the Amended and Restated Agreement and Plan of Merger ("Merger Agreement"), under which Stardrive agreed to acquire ANN (the "Merger"). The Merger was completed on August 2, 2001. On that date, ANN was merged with and into Stardrive and Stardrive remained as the surviving corporation. Stardrive intends to account for the Merger under the purchase method of accounting. The Merger is intended to be a tax-free reorganization.

     ANN provides software solutions to tie together the disparate programs and devices required to manage customers' digital content and allow them to manage and broadcast this material traditionally or over the Internet. ANN's automation technology integrates the world's prominent newsroom computer systems.

     In connection with the acquisition, Stardrive issued an aggregate of approximately 2.4 million shares of its common stock to the former ANN Shareholders in exchange for all outstanding shares of ANN and cancellation of a note payable from ANN in the amount of $560,000. In addition, the former ANN Shareholders may be entitled to receive up to approximately 1.2 million shares upon the occurrence of certain events. A portion of the shares issued will be held in escrow pursuant to the terms of the Merger Agreement.

         The foregoing descriptions of the terms of the Merger Agreement do not purport to be complete statements of the parties' rights and obligations thereunder, and are qualified in their entirety by reference to the definitive Merger Agreement and related documents and agreements, copies of which are attached as exhibits hereto and the contents of which are incorporated herein by reference. Certain additional matters relating to the Merger are described in Stardrive's press release dated August 6, 2001 which is attached as Exhibit 99.1 hereto and the contents of which are also hereby incorporated herein by reference.

     (2) On February 2, 2001, Stardrive, Sunhawk Digital Music LLC ("SDM") and Marlin Eller ("Eller") entered into the Asset Purchase Agreement, as amended ("Asset Purchase Agreement"), under which Stardrive agreed to transfer to SDM, an entity controlled by Eller, the assets of Stardrive's digital sheet music business, including patents, trademarks, copyrights and domain names, customer contracts, personal property and other intellectual property related to this business (the "Sale"). Stardrive also agreed to provide SDM with a cash payment of approximately $750,000 and a $300,000 note. In connection with the Sale, SDM agreed to transfer back to Stardrive for cancellation 500,000 shares of common stock beneficially owned by Eller and a license to the digital sheet music technology. SDM also agreed to cancel a $1 million indebtedness owed by Stardrive to Eller. The Sale was completed on August 2, 2001. At the time of the Sale, Eller was the current chairman, president and chief executive officer of Stardrive.

     The foregoing descriptions of the terms of the Asset Purchase Agreement do not purport to be complete statements of the parties' rights and obligations thereunder, and are qualified in their entirety by reference to the definitive Asset Purchase Agreement and related documents and


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agreements, copies of which are attached as exhibits hereto and the contents of which are incorporated herein by reference. Certain additional matters relating to the Sale are described in Stardrive's press release dated February 14, 2001 which is attached as Exhibit 99.2 hereto and the contents of which are also hereby incorporated herein by reference.

     (b)(1) The acquisition by Stardrive of shares of ANN common stock pursuant to the Merger Agreement is deemed the indirect acquisition of the assets of ANN represented thereby, including ANN's physical property. ANN utilizes such assets in the conduct of its business as a provider of software solutions to tie together the disparate programs and devices required to manage customers' digital content and allow them to manage and broadcast automation over the Internet. Stardrive will continue to utilize such assets in the conduct of its business.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements of Business Acquired. The financial statements required to be filed will be filed as an amendment to this Form 8-K under cover of Form 8-K/A on or about, but in no event later than, 60 days after the date hereof.

     (b) Pro Forma Financial Information. The pro forma financial information required to be filed will be filed as an amendment to this Form 8-K under cover of Form 8-K/A on or about, but in no event later than, 60 days after the date hereof.

     (c)  Exhibits      Description
          --------      -----------

            2.1(1) Amended and Restated Agreement and Plan of Merger, dated May 16, 2001, by and among Stardrive Solutions Inc. (formerly Sunhawk.com Corporation), A.N.N. Automation, Inc. and the shareholders of A.N.N. Automation, Inc.

            2.2(1) Asset Purchase Agreement, dated February 2, 2001, by and among Stardrive Solutions Inc. (formerly Sunhawk.com Corporation), Sunhawk Digital Music LLC and Marlin Eller.

           99.1         Press Release dated August 6, 2001.

           99.2(2)      Press Release dated February 14, 2001.


(1) Previously filed as an Exhibit to the Registrant's proxy statement, as amended, filed with the Securities and Exchange Commission on June 20, 2001 and incorporated herein by this reference.

(2) Previously filed as an Exhibit to the Registrant's Form 8-K, filed with the Securities and Exchange Commission on February 22, 2001 and incorporated herein by this reference.



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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            Stardrive Solutions Inc.



Date:  August 13, 2001                      By: /s/ David Griffith
                                                --------------------------------
                                                David Griffith
                                                Chief Executive Officer






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                                  EXHIBIT INDEX


     Exhibits     Description
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      2.1(1)      Amended and Restated Agreement and Plan of Merger, dated May
                  16, 2001, by and among Stardrive Solutions Inc. (formerly
                  Sunhawk.com Corporation), A.N.N. Automation, Inc. and the shareholders of A.N.N. Automation, Inc.

      2.2(1) Asset Purchase Agreement, dated February 2, 2001, by and among Stardrive Solutions Inc. (formerly Sunhawk.com Corporation), Sunhawk Digital Music LLC and Marlin Eller.

     99.1         Press Release dated August 6, 2001.

     99.2(2)      Press Release dated February 14, 2001


(1) Previously filed as an Exhibit to the Registrant's proxy statement, as amended, filed with the Securities and Exchange Commission on June 20, 2001 and incorporated herein by this reference.

(2) Previously filed as an Exhibit to the Registrant's Form 8-K, filed with the Securities and Exchange Commission on February 22, 2001 and incorporated herein by this reference.



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